UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 25, 2014

FOREST OIL CORPORATION
(Exact name of registrant as specified in its charter)
New York
(State or other jurisdiction of incorporation)
1-13515	25-0484900
(Commission File Number)	(IRS Employer Identification No.)
707 17th Street, Suite 3600, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)
303.812.1400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.          Results of Operations and Financial Condition.

                            On February 25, 2014, Forest Oil Corporation issued a press release, attached hereto as Exhibit 99.1, announcing its financial and operational results for the fourth quarter and full year 2013, and updating its guidance for 2014.  The press release contains certain non-GAAP financial information.  The reconciliation of such information to GAAP financial measures is included in the release.

                            The information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liabilities of that section.

Item 7.01.          Regulation FD Disclosure.

                            The disclosure in Item 2.01 above is incorporated into this Item 7.01 by reference.

Item 9.01.          Financial Statements and Exhibits.

                            (d)       Exhibits.

                            Exhibit              Description

                            99.1                   Forest Oil Corporation earnings release dated February 25, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST OIL CORPORATION
(Registrant)

Dated:	February 25, 2014	By	/s/ Richard W. Schelin
Richard W. Schelin
Vice President, General Counsel
and Secretary

INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K

Exhibit	Description

99.1	Forest Oil Corporation earnings release dated February 25, 2014.